                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 1, 2001
                                                         --------------

                     GE Financial Assurance Holdings, Inc.
             ----------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


        Delaware                    0-23375              54-1829180
     ------------------------------------------------------------------
  (State or other juris-        (Commission file        (IRS Employer
   diction of incorporation)        number)          Identification No.)


    6604 West Broad Street
      Richmond, Virginia                                   23230
    ----------------------------------------------------------------
    (Address of principal                                (Zip Code)
      executive offices)


                                (804) 281-6000
              --------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2-Acquisition or Disposition of Assets


     On June 1, 2001, GE Financial Assurance Holdings, Inc. (the "Company") acquired through a capital contribution made by its sole shareholder, General Electric Capital Corporation ("GE Capital"), all of the outstanding voting securities of the following mortgage insurance companies: General Electric Mortgage Insurance Corporation, General Electric Mortgage Insurance Corporation of North Carolina, Private Residential Mortgage Insurance Corporation, GE Residential Mortgage Insurance Corporation of North Carolina, GE Mortgage Reinsurance Corporation of North Carolina, Sponsored Captive Re, Inc. and Verex Assurance, Inc. (together, the "Mortgage Insurers"). GE Residential Mortgage Insurance Corporation of North Carolina's wholly-owned subsidiary, General Electric Home Equity Insurance Corporation of North Carolina, as an asset of its parent, was indirectly contributed.

     The contribution was made following the dissolution of GE Capital Mortgage Corporation ("GECMC"), the Mortgage Insurers' former parent company. GECMC was dissolved on June 1, 2001 in a tax-free liquidation under Section 332 of the Internal Revenue Code. In accordance with GECMC's Articles of Dissolution, the Mortgage Insurers, along with other former subsidiaries of GECMC, were distributed to GE Capital, GECMC's sole shareholder. Immediately following receipt of the distribution, GE Capital contributed the Mortgage Insurers to the Company. The Company, in turn, contributed the shares to GE Mortgage Holdings, LLC ("Holdings"), a North Carolina limited liability company, of which the Company is the sole member.

     Since the Company and the Mortgage Insurers are under control of their common owner, GE Capital, the transaction has been accounted for in a manner similar to a pooling of interests.

Item 7-Financial Statements, Pro Forma Financial Information and Exhibits

a) Financial Statements of Business Acquired

(1) Mortgage Insurers' Interim Condensed, Combined Financial Statements and Annual Combined Financial Statements are filed herewith beginning on page 3.


b) Pro Forma Financial Information

(1) GE Financial Assurance Holdings, Inc. and Subsidiaries Pro Forma Condensed, Combined Financial Statements are filed herewith beginning on page 27.

c) Exhibits

23.1      Consent of Independent Accountants

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                GE Financial Assurance Holdings, Inc.
                                --------------------------------------------
                                                (Registrant)

Date: June 8, 2001              By:  /s/ Thomas W. Casey
                                    ----------------------------------------
                                    Thomas W. Casey
                                    Senior Vice President and Chief Financial
                                      Officer
                                    (Principal Financial Officer)

Date: June 8, 2001              By:  /s/ Richard G. Fucci
                                    ----------------------------------------
                                    Richard G. Fucci
                                    Vice President and Controller
                                    (Principal Accounting Officer)

                         Index to Financial Statements


MORTGAGE INSURERS

                                                                                                              PAGE
                                                                                                              ----

INTERIM CONDENSED, COMBINED FINANCIAL STATEMENTS
    Condensed, Combined Balance Sheets as of March 31, 2001 (Unaudited) and December 31, 2000...................3
    Condensed, Combined Statements of Income for the three months ended March 31, 2001 and
      April 1, 2000 (Unaudited).................................................................................4
    Condensed, Combined Statements of Cash Flows for the three months ended March 31, 2001 and
      April 1, 2000 (Unaudited).................................................................................5
    Notes to Interim Condensed, Combined Financial Statements (Unaudited).......................................6

ANNUAL COMBINED FINANCIAL STATEMENTS
    Independent Auditors' Report................................................................................7
    Combined Balance Sheets as of December 31, 2000 and December 31, 1999.......................................8
    Combined Statements of Income for the years ended December 31, 2000, December 31,
      1999 and December 31, 1998................................................................................9
    Combined Statements of Shareholder's Interest for the years ended December 31, 2000,
      December 31, 1999 and December 31, 1998..................................................................10
    Combined Statements of Cash Flows for the years ended December 31, 2000,
      December 31, 1999 and December 31, 1998..................................................................11
    Notes to Combined Financial Statements.....................................................................12

GE FINANCIAL ASSURANCE HOLDINGS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED, COMBINED FINANCIAL STATEMENTS
    Pro Forma Condensed, Combined Financial Information........................................................27
    Pro Forma Condensed, Combined Balance Sheet as of March 31, 2001 (Unaudited)...............................28
    Pro Forma Condensed, Combined Statements of Income for the three months ended March 31, 2001 and
      April 1, 2000 (Unaudited)................................................................................29
    Pro Forma Condensed, Combined Statements of Income for the years ended December 31, 2000,
      December 31, 1999 and December 31, 1998 (Unaudited)......................................................31
    Notes to Pro Forma Condensed, Combined Financial Information (Unaudited)...................................34

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES
                      Condensed, Combined Balance Sheets
                         (Dollar amounts in millions)

                                                                                       ---------------------------------------------
                                                                                          March 31, 2001        December 31, 2000
                                                                                       --------------------   ----------------------
                                                                                            (Unaudited)
Assets

Investments:
      Fixed maturities available-for-sale, at fair value:
        Bonds                                                                              $       3,166            $      2,971
        Preferred stocks, redeemable                                                                  60                      47
      Equity securities available-for-sale, at fair value:
        Common stocks                                                                                512                     572
      Short-term investments                                                                           1                       3
                                                                                           -------------            ------------
                  Total investments                                                                3,739                   3,593
                                                                                           -------------            ------------

      Cash and cash equivalents                                                                      163                     212
      Accrued investment income                                                                       45                      46
      Deferred acquisition costs                                                                     103                     106
      Intangible assets, net of accumulated amortization                                              28                      29
      Premium balances receivable                                                                     39                      36
      Reinsurance recoverable:
          Loss and loss adjustment expense reserves                                                    6                       6
          Unearned premiums                                                                            2                       2
      Mortgage guaranty tax and loss bonds                                                           177                     191
      Current income tax recoverable from parent                                                      84                     162
      Other assets                                                                                   105                     105
                                                                                           -------------            ------------
                  Total assets                                                             $       4,491            $      4,488
                                                                                           =============            ============

Liabilities and Shareholder's Interest

Liabilities:
      Loss and loss adjustment expense reserves                                            $         356            $        355
      Unearned premiums                                                                               72                      78
      Accounts payable and accrued expenses                                                           28                      43
      Deferred tax liabilities                                                                       551                     600
      Reinsurance balances payable                                                                    18                      25
      Payable to parent and affiliates                                                                 8                      66
      Other liabilities                                                                               70                      15
                                                                                           -------------            ------------
                  Total liabilities                                                                1,103                   1,182
                                                                                           -------------            ------------


Shareholder's interest:
      Net unrealized investment gains                                                                 74                     116
                                                                                           -------------            ------------
      Accumulated non-owner changes in equity                                                         74                     116
      Common stock                                                                                    14                      14
      Additional paid-in capital                                                                     619                     619
      Retained earnings                                                                            2,681                   2,557
                                                                                           -------------            ------------
                  Total shareholder's interest                                                     3,388                   3,306
                                                                                           -------------            ------------

                  Total liabilities and shareholder's interest                             $       4,491            $      4,488
                                                                                           =============            ============

See accompanying notes to interim condensed, combined financial statements.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES
                    Condensed, Combined Statements of Income
                         (Dollar amounts in millions)
                                  (Unaudited)

                                                                                   Three Months Ended
                                                                    ------------------------------------------------
                                                                        March 31, 2001              April 1, 2000
                                                                    -----------------------       ------------------
Revenues:
       Premiums                                                          $        154                $        152
       Net investment income                                                       42                          37
       Net realized investment gains                                               35                          28
                                                                         ------------                ------------
             Total revenues                                                       231                         217
                                                                         ------------                ------------

Losses and expenses:
       Loss and loss adjustment expenses incurred                                  27                           8
       Underwriting expenses                                                       25                          25
       Change in deferred acquisition costs, net                                    3                           2
       Amortization of intangible assets                                            1                           1
                                                                         ------------                ------------
             Total losses and expenses                                             56                          36
                                                                         ------------                ------------

             Income before income taxes                                           175                         181

Provision for income taxes                                                         51                          55
                                                                         ------------                ------------
             Net income                                                           124                         126

Retained earnings at beginning of period                                        2,557                       2,105
                                                                         ------------                ------------
Retained earnings at end of period                                       $      2,681                $      2,231
                                                                         ============                ============


See accompanying notes to interim condensed, combined financial statements

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES
                  Condensed, Combined Statements of Cash Flows
                         (Dollar amounts in millions)
                                  (Unaudited)

                                                                                                   Three Months Ended
                                                                                     -----------------------------------------------
                                                                                        March 31, 2001              April 1, 2000
                                                                                     ---------------------       -------------------
Cash flows from operating activities
       Net income                                                                        $        124                $       126
                                                                                         ------------                -----------

       Adjustments to reconcile net income to net cash provided by operating activities:
             Realized investment gains, net                                                       (35)                       (28)
             Amortization of investment premiums and discounts, net                                (1)                         1
             Amortization of intangible assets                                                      1                          1
             Deferred income taxes                                                                (27)                       163
             Change in assets and liabilities:
                 Accrued investment income                                                          1                          2
                 Deferred acquisition costs                                                         3                          2
                 Premium balances receivable                                                       (3)                         6
                 Reinsurance recoverables                                                           -                          2
                 Mortgage guaranty tax and loss bonds                                              14                          -
                 Current tax recoverable from parent                                               78                       (109)
                 Other assets                                                                       -                        (15)
                 Loss and loss adjustment expense reserves                                          1                        (33)
                 Unearned premiums                                                                 (6)                        (7)
                 Accounts payable and accrued expenses                                            (15)                         2
                 Reinsurance balances payable                                                      (7)                        (3)
                 Payable to parent and affiliates                                                 (58)                       (72)
                 Other liabilities                                                                 55                          4
                                                                                         ------------                -----------
                 Total adjustments                                                                  1                        (84)

                                                                                         ------------                -----------
                 Net cash provided by operating activities                                        125                         42
                                                                                         ------------                -----------

Cash flows from investing activities:
       Short-term investment activity, net                                                          2                         (5)
       Proceeds from sales and maturities of investment securities                                457                        831
       Purchase of investment securities                                                         (633)                      (851)
                                                                                         ------------                -----------
                 Net cash used in investing activities                                           (174)                       (25)
                                                                                         ------------                -----------

                 Net increase (decrease) in cash and cash equivalents                             (49)                        17

Cash and cash equivalents at beginning of period                                                  212                        129
                                                                                         ------------                -----------
Cash and cash equivalents at end of period                                               $        163                $       146
                                                                                         ============                ===========


See accompanying notes to interim condensed, combined financial statements.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

           Notes to Interim Condensed, Combined Financial Statements
                                  (Unaudited)


1. The accompanying condensed, combined quarterly financial statements include the operations and accounts of the mortgage insurance subsidiaries operating in the United States (collectively, "the Company") owned, directly or indirectly, by GE Capital Mortgage Corporation. Operating subsidiaries of the Company include General Electric Mortgage Insurance Corporation, General Electric Mortgage Insurance Corporation of North Carolina, GE Residential Mortgage Insurance Corporation of North Carolina, Private Residential Mortgage Insurance Corporation, GE Mortgage Reinsurance Corporation of North Carolina, Verex Assurance, Inc., Sponsored Captive Re, Inc., and GE Home Equity Insurance Corporation of North Carolina. All intercompany accounts and transactions have been eliminated in combination.

2. The condensed, combined quarterly financial statements are unaudited. These statements include all adjustments (consisting of normal recurring accruals) considered necessary by management to present a fair statement of the results of operations, financial position and cash flows. The results reported in these condensed, combined financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year.

3. The Financial Accounting Standards Board ("FASB") issued, then subsequently amended, Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, which became effective for the Company on January 1, 2001. Under SFAS No. 133, as amended, all derivative instruments (including certain derivative instruments embedded in other contracts) are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify as hedges of future cash flows. For derivatives qualifying as hedges of future cash flows, the effective portion of changes in fair value is recorded temporarily in equity, then recognized in earnings along with the related effects of the hedged items. Any ineffective portion of a hedge is reported in earnings as it occurs. As the Company did not hold any derivative instruments as of January 1, 2001, the adoption of SFAS No. 133 did not have a material effect on the Company's financial statements.

4. A summary of changes in shareholder's interest that do not directly result from transactions with the Company's shareholder follows:

                                                                    Three Months Ended
                                                            March 31, 2001       April 1, 2000
                                                            --------------       -------------
    Net income                                                   $124                 $126
    Unrealized gains (losses) on investment securities-net        (42)                  39
                                                                 ----                 ----
        Total                                                    $ 82                 $165
                                                                 ----                 ----


5. In November 2000, the Emerging Issues Task Force of the FASB reached a consensus on impairment accounting for retained beneficial interests ("EITF 99-20"). Under this consensus, impairment on certain beneficial interests in securitized assets must be recognized when (1) the asset's fair value is below its carrying value, and (2) it is probable that there has been an adverse change in estimated cash flows. Previously, impairment on such assets was recognized when the asset's carrying value exceeded estimated cash flows discounted at a risk free rate of return. The effect of adopting EITF 99-20 at January 1, 2001 was not significant to the Company's operating results.

                         Independent Auditors' Report

The Board of Directors
General Electric Mortgage Insurance Companies:

We have audited the accompanying combined balance sheets of General Electric Mortgage Insurance Companies as of December 31, 2000 and 1999, and the related combined statements of income, shareholder's interest, and cash flows for each of the years in the three-year period ended December 31, 2000. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of General Electric Mortgage Insurance Companies as of December 31, 2000 and 1999, and the combined results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                  /s/ KPMG LLP


Raleigh, North Carolina
April 27, 2001

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES
                            Combined Balance Sheets
                         (Dollar amounts in millions)

                                                                                                   December 31,
                                                                                      -------------------------------------
                                                                                           2000                  1999
                                                                                      ---------------       ---------------
Assets

Investments:
      Fixed maturities available-for-sale, at fair value:
        Bonds                                                                         $         2,971       $         2,587
        Preferred stocks, redeemable                                                               47                    41
      Equity securities available-for-sale, at fair value:
        Common stocks                                                                             572                   589
      Short-term investments                                                                        3                     1
                                                                                      ---------------       ---------------
                  Total investments                                                             3,593                 3,218
                                                                                      ---------------       ---------------

      Cash and cash equivalents                                                                   212                   129
      Accrued investment income                                                                    46                    39
      Deferred acquisition costs                                                                  106                   116
      Intangible assets, net of accumulated amortization                                           29                    34
      Premium balances receivable                                                                  36                    39
      Reinsurance recoverable:
        Loss and loss adjustment expense reserves                                                   6                     6
        Unearned premiums                                                                           2                    23
      Mortgage guaranty tax and loss bonds                                                        191                   187
      Current income tax recoverable from parent                                                  162                     -
      Other assets                                                                                105                    89
                                                                                      ---------------       ---------------
                  Total assets                                                        $         4,488       $         3,880
                                                                                      ===============       ===============

Liabilities and Shareholder's Interest

Liabilities:
      Loss and loss adjustment expense reserves                                       $           355       $           454
      Unearned premiums                                                                            78                    86
      Accounts payable and accrued expenses                                                        43                    29
      Deferred tax liabilities                                                                    600                   382
      Reinsurance balances payable                                                                 25                    29
      Payable to parent and affiliates                                                             66                    96
      Other liabilities                                                                            15                    18
                                                                                      ---------------       ---------------
                  Total liabilities                                                             1,182                 1,094
                                                                                      ---------------       ---------------

Shareholder's interest:
      Net unrealized investment gains                                                             116                    58
                                                                                      ---------------       ---------------
      Accumulated non-owner changes in equity                                                     116                    58
      Common stock                                                                                 14                    13
      Additional paid-in-capital                                                                  619                   610
      Retained earnings                                                                         2,557                 2,105
                                                                                      ---------------       ---------------
                  Total shareholder's interest                                                  3,306                 2,786
                                                                                      ---------------       ---------------

                  Total liabilities and shareholder's interest                        $         4,488       $         3,880
                                                                                      ===============       ===============

         See accompanying notes to combined financial statements.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES
                         Combined Statements of Income
                         (Dollar amounts in millions)

                                                                                   Years Ended December 31,
                                                                       ------------------------------------------------
                                                                           2000              1999              1998
                                                                       ------------      ------------      ------------
Revenues:
       Premiums                                                        $        587      $        600      $        663
       Net investment income                                                    165               143               132
       Net realized investment gains                                             71                67                96
       Other income                                                               1                 1                 -
                                                                       ------------      ------------      ------------
             Total revenues                                                     824               811               891
                                                                       ------------      ------------      ------------

Losses and expenses:
       Loss and loss adjustment expenses incurred                                40                85               243
       Underwriting expenses                                                     99               110               115
       Change in deferred acquisition costs, net                                 10                 8                (1)
       Amortization of intangible assets                                          5                 5                 5
                                                                       ------------      ------------      ------------
             Total losses and expenses                                          154               208               362
                                                                       ------------      ------------      ------------

             Income before income taxes                                         670               603               529

Provision for income taxes                                                      195               182               155

                                                                       ------------      ------------      ------------
             Net income                                                $        475      $        421      $        374
                                                                       ============      ============      ============

         See accompanying notes to combined financial statements.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES
                 Combined Statements of Shareholder's Interest
                         (Dollar amounts in millions)

                                                                                          Accumulated
                                                                          Additional       Non-owner                     Total
                                                              Common       Paid-in          Changes      Retained    Shareholder's
                                                              Stock        Capital         In Equity     Earnings      Interest
                                                            ----------   ------------    -------------  ----------   --------------
Balances at December 31, 1997                               $    13      $      610      $       116    $    1,568   $      2,307

  Changes other than transactions with shareholder:
  Net income                                                      -               -                -           374            374
  Net unrealized gains on investment securities                   -               -               23             -             23
                                                                                                                     ------------
     Total changes other than transactions with shareholder       -               -                -             -            397
                                                                                                                     ------------
Dividends declared                                                -               -                -           (34)           (34)
                                                            -------      ----------      -----------    ----------   ------------
Balances at December 31, 1998                                    13             610              139         1,908          2,670

Changes other than transactions with shareholder:
  Net income                                                      -               -                -           421            421
  Net unrealized losses on investment securities                  -               -              (81)            -            (81)
                                                                                                                     ------------
     Total changes other than transactions with shareholder       -               -                -             -            340
                                                                                                                     ------------
Dividends declared                                                -               -                -          (224)          (224)
                                                            -------      ----------      -----------    ----------   ------------
Balances at December 31, 1999                                    13             610               58         2,105          2,786

Changes other than transactions with shareholder:
  Net income                                                      -               -                -           475            475
  Net unrealized gains on investment securities                   -               -               58             -             58
                                                                                                                     ------------
     Total changes other than transactions with shareholder       -               -                -             -            533
                                                                                                                     ------------

Contributed capital                                               1               9                -             -             10

Dividends declared                                                -               -                -           (23)           (23)
                                                            -------      ----------      -----------    ----------   ------------
Balances at December 31, 2000                               $    14      $      619      $       116    $    2,557   $      3,306
                                                            =======      ==========      ===========    ==========   ============

         See accompanying notes to combined financial statements.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES
                       Combined Statements of Cash Flows
                         (Dollar amounts in millions)

                                                                                       Years Ended December 31,
                                                                       --------------------------------------------------------
                                                                            2000                1999                    1998
                                                                       -------------        ------------         --------------
Cash flows from operating activities
     Net income                                                        $        475         $        421         $          374
                                                                       ------------         -------------        --------------
     Adjustments to reconcile net income to net cash provided by operating activities:
         Net realized investment gains                                          (71)                 (67)                   (96)
         Amortization of investment premiums and discounts, net                  (2)                  (1)                   -
         Amortization of intangible assets                                        5                    5                      5
         Deferred income taxes                                                  187                    5                     12
         Change in assets and liabilities:
            Accrued investment income                                            (7)                 -                       (6)
            Deferred acquisition costs                                           10                    8                     (1)
            Premium balances receivable                                           3                   (7)                     4
            Reinsurance recoverables                                             21                   10                    109
            Mortgage guaranty tax and loss bonds                                 (4)                 (13)                   (64)
            Current tax recoverable from parent                                (162)                 -                       98
            Other assets                                                        (16)                  64                    (85)
            Loss and loss adjustment expense reserves                           (99)                (101)                  (143)
            Unearned premiums                                                    (8)                 (25)                   (51)
            Accounts payable and accrued expenses                                14                   (6)                     8
            Reinsurance balances payable                                         (4)                  (2)                   (20)
            Payable to parent and affiliates                                    (30)                  84                     20
            Other liabilities                                                    (3)                (186)                   163
                                                                       ------------         ------------         --------------
            Total adjustments                                                  (166)                (232)                   (47)
                                                                       ------------         ------------         --------------
            Net cash provided by operating activities                           309                  189                    327
                                                                       ------------         ------------         --------------

Cash flows from investing activities:
     Short-term investment activity, net                                         (2)                   4                     (1)
     Proceeds from sales and maturities of investment securities              1,166                1,750                  1,526
     Purchases of investment securities                                      (1,377)              (1,805)                (1,792)
                                                                       ------------         ------------         --------------
            Net cash used in investing activities                              (213)                 (51)                  (267)
                                                                       ------------         ------------         --------------
Cash flows from financing activities:
     Dividends paid to shareholder                                              (23)                (224)                   (34)
     Proceeds from issuance of common stock                                      10                  -                      -
                                                                       ------------         ------------         --------------
            Net cash used in financing activities                               (13)                (224)                   (34)
                                                                       ------------         ------------         --------------
            Net increase (decrease) in cash and cash equivalents                 83                  (86)                    26

Cash and cash equivalents at beginning of year                                  129                  215                    189
                                                                       ------------         ------------         --------------
Cash and cash equivalents at end of year                               $        212         $        129         $          215
                                                                       ============         ============         ==============
Cash payments (receipts) during the year for:

     Income taxes                                                      $        139         $        336         $          (87)
                                                                       ============         ============         ==============

         See accompanying notes to combined financial statements.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)



(1)  Summary of Significant Accounting Policies

     (a)  Principles of Combination

          The accompanying combined financial statements include the operations and accounts of the mortgage insurance subsidiaries operating in the United States (collectively, "the Company") owned, directly or indirectly, by General Electric Capital Mortgage Corporation ("GECMC"). Operating subsidiaries of the Company include General Electric Mortgage Insurance Corporation ("GEMICO"), General Electric Mortgage Insurance Corporation of North Carolina ("GEMIC-NC"), GE Residential Mortgage Insurance Corporation of North Carolina ("GERMIC"), Private Residential Mortgage Insurance Corporation ("PRMIC"), GE Mortgage Reinsurance Corporation of North Carolina ("GE Reins"), Verex Assurance, Inc. ("Verex"), Sponsored Captive Re, Inc. ("SC Re"), and GE Home Equity Insurance Corporation of North Carolina ("GEHEIC"). All intercompany accounts and transactions have been eliminated in combination.

          All of the outstanding common stock of GECMC is owned by General Electric Capital Corporation ("GECC"), a wholly-owned subsidiary of General Electric Capital Services, Inc., which in turn is wholly-owned, directly or indirectly, by General Electric Company ("GE").

     (b)  Basis of Presentation

          These combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)


     (c)  Nature of Business

          The Company is engaged principally in providing residential mortgage guaranty insurance to mortgage lenders. Operating in 29 field locations, the Company is licensed in 50 states, the District of Columbia and the U.S. Virgin Islands. At December 31, 2000, the Company was the mortgage insurance carrier for over 1,179,000 residential homes, with total insurance in force aggregating approximately $120 billion and total risk in force aggregating approximately $30 billon. When a claim is received, the Company either pays up to a guaranteed percentage based on the specified coverage, or pays the mortgage and delinquent interest, taking title to the property and arranging for its sale. The mortgage insurance industry is sensitive to the interest rate environment and housing market conditions.

     (d)  Premiums

          The Company writes policies which are guaranteed renewable contracts at the insured's option on a single, annual or monthly premium basis. Premiums written on policies covering more than one year are amortized over the policy life in accordance with the expiration of risk. Premiums written on an annual and monthly basis are earned on a monthly pro rata basis.

     (e)  Cash Equivalents

          Money market funds, certificates and other time deposits with original maturities of less than 90 days are considered cash equivalents. Items with original maturities greater than 90 days are included in short-term investments.

     (f)  Investments

          Short-term investments are carried at cost, which approximates market value. Investments in debt and marketable equity securities are reported at fair value based on quoted market prices. Investment securities are designated as available for sale, with unrealized gains and losses included in shareholder's interest, net of applicable income taxes. Investment income is recorded when earned. Unrealized losses that are other than temporary are recognized in earnings. Realized gains and losses are accounted for on the specific identification method.

          Prepayment assumptions on asset-backed securities are obtained from broker/dealer survey values. The prospective adjustment methodology is utilized in the determination of income on asset-backed securities.

     (g)  Deferred Acquisition Costs

          Acquisition costs include costs and expenses that vary with and are primarily related to the acquisition of insurance. Such costs are deferred and amortized over the expected life of the respective policies.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)



          Deferred acquisition costs are reviewed to determine if they are recoverable from future income and, if not considered recoverable, are charged to expense.

     (h)  Intangible Assets

          Intangible assets consist primarily of amounts paid by GECMC to acquire certain insurance subsidiaries in excess of the fair value of those insurance subsidiaries. Such amounts are recorded as goodwill on the books of the acquired entities. Goodwill in excess of associated expected operating cash flows is considered to be impaired and written down to fair value. Amortization of intangible assets is computed by applying the straight-line method over the estimated useful lives, which range from 12 to 20 years.

     (i)  Reinsurance

          Reinsurance premiums, commissions, expense reimbursements, and losses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued. Loss reserves and unearned premiums are reported before taking credit for amounts ceded under reinsurance treaties. Ceded loss reserves are reflected as "Reinsurance recoverable - loss and loss adjustment expense reserves." Ceded unearned premiums are reflected as "Reinsurance recoverable - unearned premiums." The Company remains contingently liable for all reinsurance ceded.

     (j)  Income Taxes

          Deferred income taxes reflect the impact of temporary differences between the financial statement carrying amount of assets and liabilities and their tax bases. Deferred income taxes are computed at the enacted federal tax rates expected to be in effect at the time the taxes are actually paid or recovered, which was 35% for 2000, 1999 and 1998.

          The Company's federal income tax return is consolidated with its ultimate parent, General Electric Company, and its subsidiaries. Pursuant to a federal tax sharing agreement, the Company is charged a tax or paid a benefit determined by multiplying its separate company taxable income or loss by the maximum marginal corporate income tax rate, currently 35%.

     (k)  Loss and Loss Adjustment Expense Reserves

          Reserves represent the amount needed to provide for the estimated ultimate costs of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes provisions for future payments of (a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) loss adjustment expenses. Loss adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)


          Reserves are determined using case basis evaluations and statistical analyses. Reserves are established with due consideration given to current conditions in the economy, current loss mitigation techniques, expectations of future loss developments and various other factors. Amounts for anticipated salvage recoverable are considered in the determination of reserve estimates. Adjustments to reserve estimates are reflected in the financial statements in the years in which the adjustments are made.

     (l)  Accounting Pronouncements Not Yet Adopted

          The Financial Accounting Standards Board ("FASB") has issued, then subsequently amended, Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, effective for the Company on January 1, 2001. Any derivative instruments (including certain derivative instruments embedded in other contracts) would be recognized in the balance sheet at fair value, and changes in such fair values must be recognized immediately in earnings unless specific hedging criteria are met. As the Company did not hold any derivative instruments as of December 31, 2000, the adoption of SFAS No. 133 did not have a material effect on its financial statements.


(2)  Investments


     For the years ended December 31, the sources of investment income for the Company were as follows:

                                                  2000       1999        1998
                                               ---------- ---------- -----------

       Fixed maturities                           $ 142      $ 135     $ 123
       Equity securities                             10          8         7
       Cash, cash equivalents and short-term
         investments                                 18          7         9
                                               ---------- ---------- -----------

       Gross investment income                      170        150       139
       Investment expenses                           (5)        (7)       (7)
                                               ---------- ---------- -----------

       Net investment income                      $ 165      $ 143     $ 132
                                               ========== ========== ===========

    For the years ended December 31, sales proceeds and gross realized investment gains and losses resulting from the sales of investment securities available for sale were as follows:

                                                  2000       1999        1998
                                               ---------- ---------- -----------
       Sales proceeds                           $ 1,166    $ 1,750    $ 1,526
                                               ========== ========== ===========

       Gross realized investment:
          Gains                                 $   168    $   162    $   169
          Losses                                    (97)       (95)       (73)
                                               ---------- ---------- -----------
       Net realized investment gains            $    71    $    67    $    96
                                               ========== ========== ===========

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)


     Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of shareholder's interest at December 31, are summarized as follows:

                                                          2000               1999                1998
                                                     --------------     --------------      --------------
     Net unrealized (losses) gains on available-
        for-sale investment securities before
        taxes:

     Fixed maturities                                      $ 107              $ (20)              $ 148
     Equity securities                                        71                109                  66
                                                     --------------     --------------      --------------
        Subtotal                                             178                 89                 214
     Deferred income taxes                                    62                 31                  75
                                                     --------------     --------------      --------------
     Net unrealized gains on available-for-sale
        investment securities                              $ 116              $  58               $ 139
                                                     ==============      ==============     ==============

     The change in the net unrealized gains (losses) on investment securities reported in accumulated non-owner changes in equity is as follows:

                                                          2000               1999                1998
                                                     --------------     --------------      --------------
     Net unrealized gains on investment
        securities - beginning of year                     $  58              $ 139               $ 116
     Investment securities - net of deferred
        taxes of $6, $(67) and $(21)                          12               (125)                (39)
     Reclassification adjustments - net of deferred
        taxes of $25, $23 and $33                             46                 44                  62
                                                     --------------     --------------      --------------
     Net unrealized gains on investment
        securities - end of year                           $ 116              $  58               $ 139
                                                     ==============      ==============     ==============

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)




     At December 31, the amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturities and equity securities available-for-sale were as follows:

                                                                           Gross                    Gross
                                                    Amortized            Unrealized              Unrealized               Fair
                       2000                           Cost                 Gains                   Losses                 Value
     ---------------------------------------  -------------------  --------------------    --------------------     ----------------
     Fixed maturities:
       U.S. government                         $               28   $                 2     $                 -      $            30
       State and municipal                                  2,717                   108                      (4)               2,821
       U.S. corporate                                         118                     2                       -                  120
       Preferred stock, redeemable                             48                     1                      (2)                  47
                                              -------------------  --------------------    --------------------     ----------------
              Total fixed maturities                        2,911                   113                      (6)               3,018
     Equity securities:
       Common stock                                           501                   145                     (74)                 572
     Short-term investments                                     3                     -                       -                    3
              Total available-for-sale        -------------------  --------------------    --------------------     ----------------
                    securities                 $            3,415   $               258     $               (80)     $         3,593
                                              ===================  ====================    ====================     ================

                                                                           Gross                    Gross
                                                    Amortized            Unrealized              Unrealized               Fair
                       1999                           Cost                 Gains                   Losses                 Value
     ---------------------------------------  -------------------  --------------------    --------------------     ----------------

     Fixed maturities:
       U.S. government                         $               27   $                 1     $                 -      $            28
       State and municipal                                  2,279                    25                     (82)               2,222
       U.S. corporate                                         299                    51                     (13)                 337
       Preferred stock, redeemable                             42                     1                      (2)                  41
                                              -------------------  --------------------    --------------------     ----------------
              Total fixed maturities                        2,647                    78                     (97)               2,628
     Equity securities:
       Common stock                                           481                   138                     (30)                 589
     Short-term investments                                     1                     -                       -                    1
              Total available-for-sale        -------------------  --------------------    --------------------     ----------------
                    securities                 $           $3,129   $               216     $              (127)     $         3,218
                                              ===================  ====================    ====================     ================

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)

     The scheduled maturity distribution of the fixed maturity portfolio at December 31, 2000 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                Amortized             Fair
                                                   Cost              Value
                                             ------------------ ----------------
      Due in one year or less                 $              26  $            26
      Due after one year through five years                 269              277
      Due after five years through ten years                952              995
      Due after ten years                                 1,613            1,669
                                             ------------------ ----------------
        Subtotal                                          2,860            2,967
      Asset-backed securities                                51               51
                                             ------------------ ----------------
        Totals                                $           2,911  $         3,018
                                             ================== ================

     At December 31, 2000, $2 of the Company's investments (excluding asset-backed securities) were subject to certain call provisions.

     At December 31, 2000, no industry group comprises more than 10% of the Company's investment portfolio, and no fixed maturity securities in a single issuer exceed 10% of shareholder's interest.

     As required by law, the Company has investments on deposit with insurance regulators and banks for the protection of policyholders with an amortized cost of $24 and $22 at December 31, 2000 and 1999, respectively.

(3)  Deferred Acquisition Costs

     Activity impacting deferred acquisition costs for the years ended December 31, was as follows:

                                                 2000               1999               1998
                                            --------------     --------------     --------------
      Unamortized balance at January 1            $ 116              $ 123              $ 123
        Costs deferred                               25                 29                 39
        Amortization, net                           (35)               (36)               (39)
                                            --------------     --------------     --------------
      Unamortized balance at December 31          $ 106              $ 116              $ 123
                                            ==============     ==============     ==============


(4)  Goodwill

     At December 31, 2000 and 1999, total unamortized goodwill was $27 and $31 respectively, which is presented net of accumulated amortization of $39 and $35, respectively. For the years ended December 31, 2000, 1999 and 1998, goodwill amortization was $4.

(5)  Reinsurance

     The Company is involved in both the cession and assumption of reinsurance. Risks are reinsured with other companies to comply with regulatory requirements and to disperse losses. The ceding of insurance does not discharge the insurer from its responsibility to the

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)

     insured. In the event the reinsurers would be unable to meet their obligations, the Company is liable for the reinsured claims. The Company does not have significant concentrations of reinsurance recoverables with any one reinsurer that could have a material impact on its financial position or results of operations.

     The Company has entered into aggregate excess of loss reinsurance agreements with unaffiliated reinsurers. These agreements provide reinsurance coverage on pool losses which occur after October 1, 1995 that exceed $628. Reinsurers are entirely responsible for pool losses in excess of $628 up to $2,093. At December 31, 2000, there were no cessions of liabilities for losses and loss adjustment expenses under the terms of these agreements.

     The effect of reinsurance on premiums written and premiums earned for the years ended December 31 is as follows:


                                                      Written                                      Earned
                                                      -------                                      ------
                                           2000         1999         1998               2000          1999        1998
                                           ----         ----         ----               ----          ----        ----
     Direct                               $ 652        $ 622        $ 641              $ 660         $ 647       $ 687
     Assumed                                  2            1            2                  2             1           2
     Ceded                                  (54)         (39)         (16)               (75)          (48)        (26)
                                       -------------------------------------        -------------------------------------
     Net premiums                         $ 600        $ 584        $ 627              $ 587         $ 600       $ 663
                                       =====================================        =====================================
     Percent of amount
     assumed to net                                                                      0.3%          0.2%        0.3%
                                                                                    =====================================

(6)  Loss and Loss Adjustment Expense Reserves

     Changes in loss and loss adjustment expense reserves for the years ended December 31 are summarized as follows:

                                                              2000                1999                 1998
                                                       -----------------     --------------      ----------------
     Balance at January 1                                         $ 454              $ 554                 $ 605
     Less reinsurance recoverable                                     6                  7                     9
                                                       -----------------     --------------      ----------------
        Net balance at January 1                                    448                547                   596
                                                       -----------------     --------------      ----------------

      Incurred related to insured events of:
        Current year                                                223                282                   373
        Prior years                                                (183)              (197)                 (130)
                                                       -----------------     --------------      ----------------
        Total incurred                                               40                 85                   243
                                                       -----------------     --------------      ----------------

      Paid related to insured events of:
        Current year                                                 (5)                (9)                  (29)
        Prior years                                                (134)              (175)                 (263)
                                                       -----------------     --------------      ----------------
        Total paid                                                 (139)              (184)                 (292)
                                                       -----------------     --------------      ----------------


     Net balance at December 31                                     349                448                   547
     Add reinsurance recoverable                                      6                  6                     7
                                                       -----------------     --------------      ----------------

        Balance at December 31                                    $ 355              $ 454                 $ 554
                                                       =================     ==============      ================

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)


     Loss and loss adjustment expenses incurred for the current year relate to default notices received during 2000 and represent the estimated ultimate amount of losses to be paid on such defaults. Current year losses incurred have decreased in 1999 and 2000 as a result of favorable overall economic conditions, improvement in certain real estate markets, the Company's loss mitigation efforts and a reduction in the factors used by the Company to compute loss and loss adjustment expense reserves. The credits depicted in losses and loss adjustment expenses incurred related to insured events of prior years represent the favorable development of reserves as a result of actual claim rates and claim amounts being lower than those estimated by the Company when originally establishing reserves. Such estimates were based on the Company's historical experience which management believed was representative of expected future losses at the time of estimation. As a result of the extended period of time that may exist between the reporting of a delinquency and claim payment thereon, significant uncertainty and variation exist with respect to the ultimate amount to be paid because economic conditions and real estate markets will change.



(7)  Income Taxes

     The total provision for income taxes for the years ended December 31 consisted of the following components:



                                                                   2000                1999               1998
                                                             ----------------     --------------     --------------
        Current federal tax provision                         $            7       $        169       $      $ 142
        Deferred federal tax provision                                   187                  5                 12
                                                             ----------------     --------------     --------------
         Total federal tax provision                                     194                174                154
        Current state tax provision                                        1                  8                  1
                                                             ----------------     --------------     --------------
         Total tax provision                                  $          195       $        182       $        155
                                                             ================     ==============     ==============

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)


       The reconciliation of the U.S. federal statutory tax rate to the actual effective income tax rate is as follows:

                                                                    2000                1999               1998
                                                             ----------------     --------------     --------------
       Statutory U.S. federal income tax rate                           35.0%           35.0%              35.0%
       State income tax, net of federal
        income tax effect                                                0.2             0.9                0.2
       Non-deductible goodwill amortization                              0.2             0.3                0.3
       Tax-exempt income, net of proration                              (6.1)           (6.0)              (6.1)
       Other                                                            (0.1)              -               (0.1)
                                                              ----------------     --------------     --------------
       Effective income tax rate                                        29.2%           30.2%              29.3%
                                                              ================     ==============     ==============

       The components of the net deferred income tax liability at December 31 are as follows:

                                                                             2000              1999
                                                                         -------------    ---------------
       Assets:
          Loss reserves                                                         $   8              $   9
          Unearned premium reserves                                                 6                  6
          Basis differences on investment securities                               15                 13
          Bad debts and other nondeductible reserves                                8                  9
          Other                                                                     8                 11
                                                                          -------------    ---------------
           Total deferred income tax assets                                     $  45              $  48
                                                                          =============    ===============

       Liabilities:
          Statutory contingency reserve                                         $(521)             $(327)
          Net unrealized gains on investment securities                           (62)               (31)
          Deferred policy acquisition costs                                       (37)               (40)
          Salvage recoverable                                                      (2)                (2)
          Other                                                                   (23)               (30)
                                                                          -------------    ---------------
           Total deferred income tax liabilities                                $(645)             $(430)
                                                                          =============    ===============

           Net deferred income tax liability                                    $(600)             $(382)
                                                                          =============    ===============

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)

     Based on an analysis of the Company's tax position, management believes that it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling the Company to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

     Federal income tax law allows mortgage guaranty insurance companies to deduct from current taxable income amounts added to statutory contingency loss reserves required by state law or regulation, subject to certain limitations. This federal tax deduction is permitted only to the extent that U.S. Mortgage Guaranty Insurance Company Tax and Loss Bonds ("Tax and Loss Bonds") are purchased in the amount of the tax benefit attributable to the deduction. Tax and Loss Bonds are non-interest bearing and mature ten years from the designated issue date. Unrecaptured amounts previously deducted for statutory contingency loss reserves must be included in federal taxable income in the tenth subsequent tax year.

(8)  Related Party Transactions

     The Company provides primary mortgage guaranty insurance coverage and various mortgage pool insurance coverages related to certain mortgage-backed pass-through securities and whole-loan pools issued by GE Capital Mortgage Services, Inc. ("GECMSI"). At December 31, 2000 and 1999, the Company provided coverage of $733 and $882, respectively, on such securities and pools issued by this affiliate. Premiums of $18, $22, and $29 were earned from these transactions for the years ended December 31, 2000, 1999 and 1998, respectively.

     Under an agreement with GECMSI, which is effective until terminated by either of the parties, the Company sells properties acquired through claim settlement to GECMSI at a price equal to the property's current market value times a price factor. The price factor equals 77% or any higher percentage that the parties may agree to in writing, and may not be adjusted more frequently than on a quarterly basis. At December 31, 2000 and 1999, the factor was 90% of the properties' estimated market values. The properties are discounted from the estimated market values to reflect estimated holding, sales and other costs expected to be incurred by GECMSI in disposing of the properties. Proceeds from sales of real estate to GECMSI during 2000 and 1999 were $17 and $35 respectively.

(9)  Insured Risks

     The Company determines and records loss and loss adjustment expense reserves based on delinquencies reported and unpaid claims plus an estimate of delinquencies incurred but not yet reported. The Company does not otherwise record a liability for the insured risk of mortgages. At December 31, 2000 and 1999 the Company had insured risk not recorded as loss and loss adjustment expense reserves (net of the effects of reinsurance) of approximately $30,000 and $29,000, respectively. These insured risk amounts represent the net dollar amount equal to, in the case of primary insurance, the sum of each insured mortgage loan's current principal balance multiplied by such loan's coverage percentage or, in the case of pool insurance, the remaining aggregate loss limit.

     Factors which impact the relative risks associated with the mortgage guaranty insurance provided by the Company include the loan-to-value ("LTV") ratios for underlying mortgages, geographic concentrations

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)

      and the mix of insured fixed and variable rate mortgage loans. Management closely monitors these factors to appropriately manage the business, and utilizes such factors in the determination of loss and loss adjustment expense reserves.

      At December 31, 2000, approximately 51% of the Company's direct primary insured risk has LTV's of 91% and above with approximately 44% of the direct insured risk having LTV's of 81% to 90%.

      At December 31, 2000, approximately 11% of the Company's direct insured risk is located in the state of California. There are no other geographical concentrations of risk that are equal to or greater than 10%.

(10)  Litigation

      The Company is involved in litigation in the ordinary course of business. In the opinion of management, the ultimate resolution of this pending litigation will not have a material adverse effect on the financial position or results of operations of the Company.

      In recent years, there have been a number of class action lawsuits filed against mortgage insurers and their insureds. These lawsuits contend that mortgage insurers and their insureds failed to inform certain mortgagors that they could cancel their mortgage insurance at the time the unpaid loan balance was reduced below a specified threshold. In total, nine proposed class action lawsuits have been filed against the Company and its insureds. Eight of the proposed class action lawsuits were dismissed. At December 31, 2000, only one such suit is outstanding. Management believes that the Company's defenses against this suit are strong and that the ultimate outcome will not have a material effect on the Company's financial position or results of operations.

      Additionally, in December 2000, a putative consumer class action lawsuit was filed against the Company alleging the Company violated the Real Estate Settlement Procedures Act (RESPA) by entering into various transactions with lenders that were inadequately priced in exchange for referrals of mortgage insurance business. Similar cases were previously or concurrently filed against all other mortgage guaranty insurers. Management believes that the ultimate outcome of this matter will not have a material adverse effect on the Company's financial position or results of operations. In five such cases previously filed against other mortgage insurers, summary judgment was granted in favor of the defendants. Three of those defendants entered into a settlement agreement with the plaintiffs under which class members would receive certain payments. The settlement also includes a three-year injunction against entering into arrangements that do not comply with the terms of the settlement.

(11)  Fair Value of Financial Instruments

      This note discloses the fair value information about certain of the Company's financial instruments, whether or not recognized in the balance sheet. Fair value estimates are made at a specific point in time based on relevant market information and valuation methodologies considered appropriate by management. These estimates may be subjective in nature and involve uncertainties and significant judgement in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. Changes in the assumptions could significantly affect the

                  GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)


      estimates. As such, the derived fair value estimates cannot necessarily be substantiated by comparison to independent markets and may differ from the amounts that might be involved in an immediate settlement of the instrument. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

      Financial instruments that, as a matter of accounting policy, are reflected in the accompanying combined financial statements at fair value are not included in the following disclosure. Such items include fixed maturities and equity securities. In addition, the Company's mortgage guaranty insurance products are considered to be financial instruments because they represent financial guarantees.

      The fair value of financial guarantees has been determined by the Company based on expected cash flows, discounted at estimated market rates. The expected cash flows include estimates of policy lapses, loss experience and certain direct expenses necessary for administration of the guarantees. These estimates were derived primarily from the Company's experience and are subjective in nature. Because the valuation is, by nature, difficult and highly judgmental, management believes the only practicable disclosure is a range of values.

      At December 31, 2000, the carrying amount for the Company's financial guarantees is a net liability of $425, consisting of net loss and loss adjustment expense reserves of $349, and unearned premium reserves of $76. Based on expected cash flows, fair values range from a net liability of $396 to $489.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
            (Dollar amounts in millions, except per share amounts)

(12) Shareholder's Interest and Restrictions of Dividends

     Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned statutory surplus without prior approval but with thirty days prior written notice. The limits are generally based on the lesser of (a) 10% of the Company's statutory capital and surplus as of the prior December 31 or
     (b) statutory net income (including certain carryforwards from prior years), excluding realized capital gains, for the twelve-month period ending on the prior December 31. Dividends in excess of the prescribed limits or the Company's earned surplus require formal state insurance commission approval. Based on statutory results as of December 31, 2000, the Company is able to pay $154 in dividends in 2001 without obtaining regulatory approval. The Company paid $23, $224 and $34 of cash dividends to GECMC during 2000, 1999 and 1998, respectively.


     The par value of the common stock outstanding and the shares authorized and outstanding for each of the entities included in the combined financial statements are as follows:

                                 December 31, 2000                                   December 31, 1999
               ------------------------------------------------------ ----------------------------------------------
                     Shares              Shares             Par            Shares              Shares          Par
                   Authorized         Outstanding          Value         Authorized         Outstanding       Value
               ------------------   -------------       ------------- ----------------    ----------------  ---------
GEMIC-NC            3,000,000           2,000,000         $     1         3,000,000           2,000,000       $     1
Verex                     320                 274          12,500               320                 274        12,500
GEHEIC                     (a)                 (a)             (a)               (a)                 (a)           (a)
GEMICO                 10,000               2,500           1,000            10,000               2,500         1,000
GERMIC                100,000             100,000              30           100,000             100,000            30
PRMIC                  25,000               2,500           1,000            25,000               2,500         1,000
SC Re                      (b)                 (b)             (b)               (b)                 (b)           (b)
GE Reins               25,000               1,000           1,000                 -                   -         1,000
               -----------------    ----------------                  ----------------    ---------------
                    3,160,320           2,106,274                         3,135,320           2,105,274
               =================    ================                  ================    ===============

      (a)  GEHEIC is a wholly-owned subsidiary of GERMIC.
      (b) In accordance with Vermont captive insurance regulations, SC Re is capitalized with a $1 letter of credit.


(13) Supplementary Financial Data

     The Company files financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners ("NAIC") that are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and shareholder's interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. The Company's insurance subsidiaries have no significant permitted accounting practices.

                 GENERAL ELECTRIC MORTGAGE INSURANCE COMPANIES

                    Notes to Combined Financial Statements

                 Years Ended December 31, 2000, 1999 and 1998
             (Dollar amounts in millions, except per share amounts)

     The Company's combined statutory net income for the years ended December 31, 2000, 1999 and 1998 was $676, $338 and $509, respectively. Combined statutory capital and surplus as of December 31, 2000 and 1999 was $1,600 and $1,251, respectively.

     In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and also changes current statutory accounting in other areas. The adoption of Codification, effective January 1, 2001, did not have a material impact on the statutory surplus or statutory net income of the Company.

(14) Subsequent Event

     The Company is expected to be transferred to a newly-formed North Carolina limited liability company ("LLC"), GE Mortgage Holdings, LLC, in June 2001. The LLC is expected to become a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc.

Pro Forma Condensed, Combined Financial Information

     On June 1, 2001, GE Financial Assurance Holdings, Inc. (the "Company") acquired through a capital contribution made by its sole shareholder, General Electric Capital Corporation ("GE Capital"), all of the outstanding voting securities of the following mortgage insurance companies: General Electric Mortgage Insurance Corporation, General Electric Mortgage Insurance Corporation of North Carolina, Private Residential Mortgage Insurance Corporation, GE Residential Mortgage Insurance Corporation of North Carolina, GE Mortgage Reinsurance Corporation of North Carolina, Sponsored Captive Re, Inc. and Verex Assurance, Inc. (together, the "Mortgage Insurers"). GE Residential Mortgage Insurance Corporation of North Carolina's wholly-owned subsidiary, General Electric Home Equity Insurance Corporation of North Carolina, as an asset of its parent, was indirectly contributed.

     The contribution was made following the dissolution of GE Capital Mortgage Corporation ("GECMC"), the Mortgage Insurers' former parent company. GECMC was dissolved on June 1, 2001 in a tax-free liquidation under Section 332 of the Internal Revenue Code. In accordance with GECMC's Articles of Dissolution, the Mortgage Insurers, along with other former subsidiaries of GECMC, were distributed to GE Capital, GECMC's sole shareholder. Immediately following receipt of the distribution, GE Capital contributed the Mortgage Insurers to the Company. The Company, in turn, contributed the shares to GE Mortgage Holdings, LLC ("Holdings"), a North Carolina limited liability company, of which the Company is the sole member.

     The following unaudited pro forma condensed, combined balance sheet as of March 31, 2001 assumes that the contribution occurred as of that date and reflects the combination of the historical balance sheet of the Mortgage Insurers as of March 31, 2001 with the historical balance sheet of the Company as of March 31, 2001 with pro forma adjustments to give effect to
     (1) reclassification adjustments to conform the Mortgage Insurers' presentation with that of the Company, and (2) pooling equity adjustments.

     The following unaudited pro forma condensed, combined statements of income for the three month periods ended March 31, 2001 and April 1, 2000 and the years ended December 31, 2000, December 31, 1999 and December 31, 1998 combine the historical results of operations of the Company and the Mortgage Insurers as of those dates.

     The pro forma results of operations are not necessarily indicative of the results that would have been obtained if the contribution had occurred as of the beginning of the periods presented nor are they indicative of future operating results of the combined companies. These statements should be read in conjunction with the accompanying notes and the respective historical financial statements and related notes of the Mortgage Insurers, included herein, and the Company, as filed in the annual report on Form 10-K as of December 31, 2000.

            GE FINANCIAL ASSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                  Pro Forma Condensed, Combined Balance Sheet
                                March 31, 2001
                         (Dollar amounts in millions)
                                  (Unaudited)

                                                                                  Mortgage
                                                                                  Insurers         Pro Forma      Pro Forma
Assets                                                          Historical       Historical       Adjustments      Combined
                                                              ---------------   --------------   -------------   -------------
Investments:
    Fixed maturities available-for-sale, at fair value        $        50,130   $        3,226   $           -   $      53,356
    Equity securities available-for-sale, at fair value                   502              512               -           1,014
    Mortgage and other loans                                            7,528                -               -           7,528
    Policy loans                                                        1,162                -               -           1,162
    Short-term investments                                              1,751                1               -           1,752
    Other invested assets                                               2,339                -               -           2,339
                                                              ---------------   --------------   -------------   -------------

             Total investments                                         63,412            3,739               -          67,151
                                                              ---------------   --------------   -------------   -------------

Cash and cash equivalents                                               1,106              163               -           1,269
Accrued investment income                                               1,002               45               -           1,047
Deferred acquisition costs                                              3,456              103               -           3,559
Intangible assets                                                       4,971               28               -           4,999
Other assets                                                            4,072              413               -           4,485
Separate account assets                                                 9,089                -               -           9,089
                                                              ---------------   --------------   -------------   -------------

             Total assets                                     $        87,108   $        4,491   $           -   $      91,599
                                                              ===============   ==============   =============   =============

Liabilities and Shareholder's Interest

Liabilities:
    Future annuity and contract benefits                      $        57,035   $            -   $         356   $      57,391
    Loss and loss adjustment expense reserves                               -              356            (356)              -
    Unearned premiums                                                       -               72             (72)              -
    Liability for policy and contract claims                            2,481                -               -           2,481
    Other policyholder liabilities                                      1,291                -              72           1,363
    Accounts payable and accrued expenses                               5,241              675               -           5,916
    Short-term borrowings                                               2,142                -               -           2,142
    Separate account liabilities                                        9,089                -               -           9,089
    Long-term debt                                                        695                -               -             695
                                                              ---------------   --------------   -------------   -------------

             Total liabilities                                         77,974            1,103               -          79,077
                                                              ---------------   --------------   -------------   -------------



Minority interest                                                          56                -               -              56

Shareholder's interest:
    Net unrealized investment gains                                       387               74               -             461
    Derivatives qualifying as hedges                                     (281)               -               -            (281)
    Foreign currency translation adjustments                              (23)               -               -             (23)
                                                              ---------------   --------------   -------------   -------------
    Accumulated non-owner changes in equity                                83               74               -             157

    Common stock                                                            -               14             (14)              -
    Additional paid-in capital                                          6,320              619              14           6,953
    Retained earnings                                                   2,675            2,681               -           5,356
                                                              ---------------   --------------   -------------   -------------

             Total shareholder's interest                               9,078            3,388               -          12,466
                                                              ---------------   --------------   -------------   -------------

             Total liabilities and shareholder's interest     $        87,108   $        4,491   $           -   $      91,599
                                                              ===============   ==============   =============   =============

       See accompanying notes to pro forma condensed, combined financial statements.

            GE FINANCIAL ASSURANCE HOLDINGS, INC. AND SUBSIDIARIES

              Pro Forma Condensed, Combined Statements of Income
                   For the Three Months ended March 31, 2001
                         (Dollar amounts in millions)
                                  (Unaudited)

                                                                                         Mortgage
                                                                                         Insurers       Pro Forma      Pro Forma
                                                                         Historical     Historical     Adjustments      Combined
                                                                       -------------   ------------   -------------   ------------
Revenues:
    Premiums                                                           $       1,386   $        154   $           -   $      1,540
    Net investment income                                                        982             42               -          1,024
    Surrender fee income                                                         106              -               -            106
    Net realized investment gains                                                110             35               -            145
    Policy fees and other income                                                 224              -               -            224
                                                                       -------------   ------------   -------------   ------------

           Total revenues                                                      2,808            231               -          3,039
                                                                       -------------   ------------   -------------   ------------

Benefits and expenses:
    Benefits and other changes in policy reserves                              1,349              -              27          1,376
    Loss and loss adjustment expenses incurred                                     -             27             (27)             -
    Interest credited                                                            406              -               -            406
    General expenses                                                             757             25               -            782
    Amortization of intangibles, net                                              84              1               -             85
    Change in deferred acquisition costs, net                                   (190)             3               -           (187)
    Interest expense                                                              43              -               -             43
                                                                       -------------   ------------   -------------   ------------

           Total benefits and expenses                                         2,449             56               -          2,505
                                                                       -------------   ------------   -------------   ------------

           Income before income taxes, minority interest
             and cumulative effect of change in accounting principle             359            175               -            534

Provision for income taxes                                                       131             51               -            182
                                                                       -------------   ------------   -------------   ------------

           Income before minority interest and cumulative
             effect of change in accounting principle                            228            124               -            352

Minority interest                                                                  1              -               -              1
                                                                       -------------   ------------   -------------   ------------

           Income before cumulative effect of
             change in accounting principle                                      227            124               -            351

Cumulative effect of change in accounting principle, net of tax                   15              -               -             15
                                                                       -------------   ------------   -------------   ------------

           Net income                                                  $         212   $        124   $           -   $        336
                                                                       =============   ============   =============   ============

      See accompanying notes to pro forma condensed, combined financial statements.

            GE FINANCIAL ASSURANCE HOLDINGS, INC. AND SUBSIDIARIES

              Pro Forma Condensed, Combined Statements of Income
                   For the Three Months ended April 1, 2000
                         (Dollar amounts in millions)
                                  (Unaudited)

                                                                                 Mortgage
                                                                                 Insurers            Pro Forma       Pro Forma
                                                             Historical         Historical          Adjustments       Combined
                                                          ----------------  ------------------   -----------------  -------------
Revenues:
  Premiums                                                $          1,229  $              152   $               -  $       1,381
  Net investment income                                                854                  37                   -            891
  Surrender fee income                                                  38                   -                   -             38
  Net realized investment gains                                         21                  28                   -             49
  Policy fees and other income                                         228                   -                   -            228
                                                          ----------------  ------------------   -----------------  -------------
         Total revenues                                              2,370                 217                   -          2,587
                                                          ----------------  ------------------   -----------------  -------------

Benefits and expenses:
  Benefits and other changes in policy reserves                        995                   -                   8          1,003
  Loss and loss adjustment expenses incurred                             -                   8                  (8)             -
  Interest credited                                                    341                   -                   -            341
  General expenses                                                     885                  25                   -            910
  Amortization of intangibles, net                                     198                   1                   -            199
  Change in deferred acquisition costs, net                           (331)                  2                   -           (329)
  Interest expense                                                      27                   -                   -             27
                                                          ----------------  ------------------   -----------------  -------------
         Total benefits and expenses                                 2,115                  36                   -          2,151
                                                          ----------------  ------------------   -----------------  -------------

         Income before income taxes and minority
           interest                                                    255                 181                   -            436

Provision for income taxes                                              94                  55                   -            149
                                                          ----------------  ------------------   -----------------  -------------

         Income before minority interest                               161                 126                   -            287

Minority interest                                                        1                   -                   -              1
                                                          ----------------  ------------------   -----------------  -------------

         Net income                                       $            160  $              126   $               -  $         286
                                                          ================  ==================   =================  =============

      See accompanying notes to pro forma condensed, combined financial statements.

            GE FINANCIAL ASSURANCE HOLDINGS, INC. AND SUBSIDIARIES

              Pro Forma Condensed, Combined Statements of Income
                     For the Year ended December 31, 2000
                         (Dollar amounts in millions)
                                  (Unaudited)

                                                                             Mortgage
                                                                             Insurers            Pro Forma            Pro Forma
                                                         Historical         Historical          Adjustments           Combined
                                                       --------------    -----------------   -----------------     ---------------
Revenues:
  Premiums                                             $        5,465    $             587   $               -     $         6,052
  Net investment income                                         3,715                  165                   -               3,880
  Surrender fee income                                          1,253                    -                   -               1,253
  Net realized investment gains                                   162                   71                   -                 233
  Net commission income                                            47                    -                   -                  47
  Policy fees and other income                                    883                    1                   -                 884
                                                       --------------    -----------------   -----------------     ---------------
         Total revenues                                        11,525                  824                   -              12,349
                                                       --------------    -----------------   -----------------     ---------------

Benefits and expenses:
  Benefits and other changes in policy reserves                 5,378                    -                  40               5,418
  Loss and loss adjustment expenses incurred                        -                   40                 (40)                  -
  Interest credited                                             1,497                    -                   -               1,497
  General expenses                                              3,241                   99                   -               3,340
  Amortization of intangibles, net                              1,222                    5                   -               1,227
  Change in deferred acquisition costs, net                    (1,132)                  10                   -              (1,122)
  Interest expense                                                143                    -                   -                 143
                                                       --------------    -----------------   -----------------     ---------------
         Total benefits and expenses                           10,349                  154                   -              10,503
                                                       --------------    -----------------   -----------------     ---------------
         Income before income taxes and minority
         interest                                               1,176                  670                   -               1,846

Provision for income taxes                                        402                  195                   -                 597
                                                       --------------    -----------------   -----------------     ---------------

         Income before minority interest                          774                  475                   -               1,249

Minority interest                                                   6                    -                   -                   6
                                                       --------------    -----------------   -----------------     ---------------
         Net income                                    $          768    $             475   $               -     $         1,243
                                                       ==============    =================   =================     ===============

      See accompanying notes to pro forma condensed, combined financial statements.

            GE FINANCIAL ASSURANCE HOLDINGS, INC. AND SUBSIDIARIES

        Pro Forma Condensed, Combined Statements of Income
                     For the Year ended December 31, 1999
                         (Dollar amounts in millions)
                                  (Unaudited)

                                                                                            Mortgage
                                                                                            Insurers       Pro Forma     Pro Forma
                                                                           Historical      Historical     Adjustments     Combined
                                                                         -------------   -------------   ------------   -----------
Revenues:
    Premiums                                                             $       3,542   $         600   $          -   $     4,142
    Net investment income                                                        3,123             143              -         3,266
    Surrender fee income                                                            56               -              -            56
    Net realized investment gains                                                  165              67              -           232
    Net commission income                                                           63               -              -            63
    Policy fees and other income                                                   603               1              -           604
                                                                         -------------   -------------   ------------   -----------

           Total revenues                                                        7,552             811              -         8,363
                                                                         -------------   -------------   ------------   -----------

Benefits and expenses:
    Benefits and other changes in policy reserves                                3,522               -             85         3,607
    Loss and loss adjustment expenses incurred                                       -              85            (85)            -
    Interest credited                                                            1,298               -              -         1,298
    General expenses                                                             2,206             110              -         2,316
    Amortization of intangibles, net                                               340               5              -           345
    Change in deferred acquisition costs, net                                     (774)              8              -          (766)
    Interest expense                                                                95               -              -            95
                                                                         -------------   -------------   ------------   -----------

           Total benefits and expenses                                           6,687             208              -         6,895
                                                                         -------------   -------------   ------------   -----------

           Income before income taxes, minority interest
             and cumulative effect of accounting change                            865             603              -         1,468

Provision for income taxes                                                         248             182              -           430
                                                                         -------------   -------------   ------------   -----------

           Income before minority interest and cumulative
             effect of accounting change                                           617             421              -         1,038

Minority interest                                                                    4               -              -             4
                                                                         -------------   -------------   ------------   -----------

           Income before cumulative effect of
             accounting change                                                     613             421              -         1,034

Cumulative effect of accounting change, net of tax                                  25               -              -            25
                                                                         -------------   -------------   ------------   -----------

           Net income                                                    $         638   $         421   $          -   $     1,059
                                                                         =============   =============   ============   ===========

      See accompanying notes to pro forma condensed, combined financial statements.

            GE FINANCIAL ASSURANCE HOLDINGS, INC. AND SUBSIDIARIES

              Pro Forma Condensed, Combined Statements of Income
                     For the Year ended December 31, 1998
                         (Dollar amounts in millions)
                                  (Unaudited)

                                                                                           Mortgage
                                                                                           Insurers       Pro Forma      Pro Forma
                                                                          Historical      Historical     Adjustments      Combined
                                                                        -------------   -------------   ------------    -----------
Revenues:
    Premiums                                                            $       3,207   $         663   $          -    $     3,870
    Net investment income                                                       2,896             132              -          3,028
    Surrender fee income                                                           46               -              -             46
    Net realized investment gains                                                 116              96              -            212
    Net commission income                                                          27               -              -             27
    Policy fees and other income                                                  380               -              -            380
                                                                        -------------   -------------   ------------    -----------

           Total revenues                                                       6,672             891              -          7,563
                                                                        -------------   -------------   ------------    -----------

Benefits and expenses:
    Benefits and other changes in policy reserves                               3,229               -            243          3,472
    Loss and loss adjustment expenses incurred                                      -             243           (243)             -
    Interest credited                                                           1,260               -              -          1,260
    General expenses                                                            1,455             115              -          1,570
    Amortization of intangibles, net                                              286               5              -            291
    Change in deferred acquisition costs, net                                    (446)             (1)             -           (447)
    Interest expense                                                               95               -              -             95
                                                                        -------------   -------------   ------------    -----------

           Total benefits and expenses                                          5,879             362              -          6,241
                                                                        -------------   -------------   ------------    -----------


           Income before income taxes                                             793             529              -          1,322

Provision for income taxes                                                        301             155              -            456
                                                                        -------------   -------------   ------------    -----------

           Net income                                                   $         492   $         374   $          -    $       866
                                                                        =============   =============   ============    ===========

      See accompanying notes to pro forma condensed, combined financial statements.

Notes to Pro Forma Condensed, Combined Financial Information (Unaudited)

(1)-Basis of Presentation
     Since the Company and the Mortgage Insurers are under control of their common owner, GE Capital, the transaction has been accounted for in a manner similar to a pooling of interests.

(2)-Pro Forma Adjustments
     The following pro-forma adjustments have been made to the historical balance sheet of the Mortgage Insurers to give effect to the combination.
     (a) To reclassify loss and loss adjustment expense reserves of the Mortgage Insurers to future annuity and contract benefits to conform with the Company's presentation.
     (b) To reclassify unearned premiums of the Mortgage Insurers to other policy holder liabilities to conform with the Company's presentation.
     (c) To make a pooling equity adjustment from common stock of the Mortgage Insurers to additional paid-in-capital of the Company.

     The following pro-forma adjustments have been made to the historical statements of income of the Mortgage Insurers to give effect to the combination.
     (d) To reclassify loss and loss adjustment expenses incurred of the Mortgage Insurers to benefits and other changes in policy reserves to conform with the Company's presentation.